                        FIRST LOAN MODIFICATION AGREEMENT

         THIS FIRST LOAN MODIFICATION AGREEMENT (this "Agreement") made as of November 1, 1996, by and between FARM BUREAU LIFE INSURANCE COMPANY, an Iowa corporation (hereinafter called "Lender"), and PARAGON PRECISION PRODUCTS, INC., a California corporation (hereinafter called "Borrower").

                                   WITNESSETH

         WHEREAS, Lender made a loan to Borrower in the original principal amount of Two Million Eight Hundred Fifty Thousand and No/100 Dollars ($2,850,000.00) (the "Loan"), evidenced by that certain note secured by deed of trust dated September 6, 1991 (the "Note"), and secured by (i) that certain deed of trust with assignment of rents and fixture filing dated September 6, 1991, executed by Borrower for the use and benefit of Lender, and recorded on October 16, 1991, as Instrument No. 91-1635037, of the Official Records of the County of Los Angeles, California (the "Deed of Trust"), covering and relating to the real property more fully described in the Deed of Trust together with all improvements, rights and interests as more fully described therein (collectively, the "Property"); (ii) that certain absolute assignment of leases and rents dated September 6, 1991, executed by Borrower in favor of Lender, and recorded on October 16, 1991, as Instrument No. 91-1635038, of the Official Records of the County of Los Angeles, California (the "Assignment of Leases");
(iv) that certain UCC-1 financing statement executed by Borrower in favor of Lender filed with the California Secretary of State on October 30, 1991 as File No. 91233708 (the "UCC-1"); (v) that certain UCC-2 Continuation Statement executed by Borrower in favor of Lender filed with the California Secretary of State on July 19, 1996 as File No. 96205CO308 (the "UCC-2"); and (vi) that certain Environmental Indemnity dated September 6, 1991, executed by Borrower in favor of Lender (the "Environmental Indemnity") (the Note, Deed of Trust, Assignment of Leases, Environmental Indemnity, UCC-1 and UCC-2 are collectively referred to herein as the "Loan Documents");

         WHEREAS, the Note matures as of November 1, 1996 (the "Initial Maturity Date"), and the principal balance owing on the Note as of the Initial Maturity Date is Two Million Six Hundred Eighty-Six Thousand Six Hundred Seven and 03/100 Dollars ($2,686,607.03), with interest paid to that date; and

         WHEREAS, Lender and Borrower have agreed to modify certain terms of the Loan in connection with the repayment of said principal balance.

         NOW THEREFORE, the parties hereto do hereby agree to the following as of November 1, 1996:

         1. The foregoing recitals are true and correct and by this reference are incorporated herein.

         2. The maturity of the Loan shall be extended to December 1, 2001 (the

"Extended Maturity Date"), and the interest rate for the Loan shall be reduced to seven and seven-eighths percent (7.875%) per annum for the period from the Initial Maturity Date through the Extended Maturity Date (such period defined herein as the "Extended Term"). The amount of the monthly payments of principal and interest shall for the Extended Term be adjusted to Twenty-Two Thousand Two Hundred Sixty-Four and No/100 Dollars ($22,264.00) based on the outstanding principal balance, the reduced interest rate and a 20-year amortization schedule. A final installment covering the entire then-unpaid principal balance and interest accrued thereon shall be due and payable on the Extended Maturity Date. Borrower acknowledges that the term of the Note as extended hereby does not contain an amortization schedule sufficient to calculate the full payment of the Note by the Extended Maturity Date, and, therefore, a balloon payment will be due on the Extended Maturity Date.

         3. The third (3rd) paragraph beginning on page 1 of the Note and the second (2nd) paragraph on page 2 of the Note are hereby deleted in their entirety and of no further force or effect, and Borrower shall have no further right to extend the term of the Note except to the extent set forth above.

         4. For purposes of exercising its right of prepayment of the Loan contained on pages 6 and 7 of the Note, the term "Extended Term" as referenced in the Note shall mean the Extended Term as defined in this Agreement.

         5. For purposes of (i) California Code of Civil Procedure Section 726.5 regarding environmental impairment of the Property and (ii) California Code of Civil Procedure Section 736 regarding Borrower's breach of any environmental provisions in the Loan Documents, Borrower acknowledges that this Agreement shall be deemed to constitute a modification to the Loan and Loan Documents occurring after January 1, 1992.

         6. Lender hereby consents to the revision of the terms of the Loan Documents as specifically set forth above, effective upon the satisfaction and performance of the following terms and conditions by Borrower. If the following conditions shall not have been met by December 31, 1996 (the "Condition Satisfaction Date"), Lender shall have the right to terminate its obligations under this Agreement, in which event, all of Borrower's obligations under the Loan Documents to Lender shall remain in full force and effect without modification and Lender shall remain entitled to exercise all remedies provided under the Loan Documents or, at Lender's sole option, Lender may extend the Condition Satisfaction Date, which extension shall be in writing and subject to such amended terms and conditions as Lender shall deem advisable, in Lender's sole and absolute discretion:

                  (a) Execution and delivery by Borrower of this Agreement, an ACH Payment Information and Authorization Form in such form as Lender may request, and such other instruments and agreements as Lender may reasonably request;

                  (b) Borrower shall pay to Lender all costs and fees incurred by Lender relating to this Agreement, including but not limited to Lender's attorneys' fees and costs incurred in the preparation and negotiation of this Agreement and title insurance fees;

                  (c) Receipt by Lender of all monthly payments and other amounts due and owing under the Note, as modified, through December 1, 1996;

                  (d) Lender's receipt of a modified CLTA 110.5 Endorsement to its original policy of title insurance ensuring that the lien evidenced by the Deed of Trust as modified by this Agreement constitutes a valid mortgage lien on the real property constituting a portion of the Property, senior in priority to all other claims, liens, encumbrances, easements, reservations and restrictions except such exceptions as Lender shall approve in writing. Borrower shall comply with all of the title company's requirements for the issuance of such endorsement and shall pay all premiums, costs and expenses incurred in connection therewith;

                  (e) All representations and warranties of Borrower contained in this Agreement, the Loan Documents and in any documents or instruments executed in connection with the transaction contemplated hereby, shall be true and correct in all material respects and shall not omit to state a fact material to the truth and completeness of any statement made; and

                  (f) Borrower's delivery of a reaffirmation of guaranty duly executed by Kleinert Industries, Inc. and in the form attached hereto as Exhibit A.

         7. This Agreement shall be given in modification (and not in extinguishment) of the unpaid principal balance of the Note, and all liens and security interests securing payment of the Note, including but not limited to those contained in the Deed of Trust, shall be hereby ratified, confirmed, renewed, extended and brought forward as security for the payment of the Note.

         8. The Deed of Trust, Assignment of Leases, Environmental Indemnity, UCC-1, UCC-2 and all other documents executed in connection with the Loan shall continue and remain in full force and effect.

         9. This Agreement may be executed in counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

BORROWER:                                    LENDER:

PARAGON PRECISION PRODUCTS, INC.,            FARM BUREAU LIFE INSURANCE
a California corporation                     COMPANY, an Iowa corporation

By: /s/ Julius E. Hodge                      By: /s/ Roger PJ Soener
Name: Julius E. Hodge                        Name: Roger PJ Soener
Title: CFO and Secretary                     Title: Real Estate Vice President

                                    EXHIBIT A

                            REAFFIRMATION OF GUARANTY

         The undersigned, as guarantor of that certain loan in the original principal amount of Two Million Eight Hundred Fifty Thousand and No/100 Dollars ($2,850,000.00) (the "Loan"), from FARM BUREAU LIFE INSURANCE COMPANY, an Iowa corporation ("Lender") to PARAGON PRECISION PRODUCTS, INC., a California corporation ("Borrower") is informed that Borrower and Lender are entering into that certain loan modification agreement of even date herewith ("Modification Agreement") whereby the Loan shall be modified to, among other things, (i) extend the maturity date of the note evidencing the Loan to December 1, 2001; and (ii) provide for a reduction of the interest rate to 7.875%.

         As an inducement to Lender to enter into such loan modifications, the undersigned hereby reaffirms (i) that the undersigned has reviewed the Modification Agreement; (ii) that the repayment of the Loan, as modified by Modification Agreement, is guarantied by the undersigned pursuant to that certain guaranty dated September 6, 1991, executed by the undersigned (the "Guaranty"); and (iii) that the Guaranty remains in full force and effect with respect to the Loan as modified and a binding obligation on the undersigned.

         In addition to the waivers contained in the Guaranty, Guarantor , by its execution below, also hereby waives the following with respect to the Loan, as modified by the Modification Agreement:

         (a) The benefits, if Guarantor is entitled to any benefits, of any single-action legislation or of any or all anti-deficiency statutes or regulations or judicial interpretations thereof, including, but not limited to, any protection which may be afforded Guarantor by California Code of Civil Procedure Sections 580a, 580b, 580d and 726, and any amendments or modifications thereto, including the requirement for a fair value hearing;

         (b) Any estoppel defense arising out of Section 580d of the California Code of Civil Procedure;

         (c) Any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or against any security resulting from the exercise or election of any remedies by Lender, including the exercise of the power of sale under the Deed of Trust (as defined in the Modification Agreement), and any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower;

         (d) The benefit of or right to assert any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, including but not limited to the provisions of California Code of Civil Procedure Sections 580a and 726 that require that any action for a deficiency be brought within three months after a foreclosure under the Deed of Trust. Any part payment by Borrower or other circumstances which operate to toll any statute of limitations as to Borrower shall also operate to toll the statute of limitations as to Guarantor;

         (e) Any rights which Guarantor may have under California Civil Code Sections 2899 and 3433; and

         (f) Without limiting the foregoing, Guarantor further waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to the security for the guaranteed obligations, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor understands and agrees that by waiving: (i) the anti-deficiency protections referred to in paragraph (a) above; (ii) the subrogation rights and defenses referred to in paragraph (e) above; and (iii) the estoppel defense referred to in paragraph (b) above, which protections, rights and defenses might otherwise afford Guarantor with protection from a deficiency judgment, Guarantor can be held liable for a deficiency judgment following a non-judicial foreclosure sale (including a non-judicial foreclosure sale of a purchase money obligation) even if the price paid for the Property at the non-judicial foreclosure sale is less than the fair value of the Property; and Guarantor further understands and agrees that Guarantor is waiving its defense that the price paid for the Property at a judicial foreclosure sale may not be equal to the fair value of the Property; and Guarantor further understands and agrees that by Guarantor waiving its right to a fair value hearing following the foreclosure sale that Lender can seek a deficiency against Guarantor up to the entire amount of the indebtedness secured by the Deed of Trust with interest and costs of sale less the amount paid for the Property at the non-judicial or judicial foreclosure sale.

         Guarantor waives all rights and defenses that the Guarantor may have because Borrower's debt is secured by real property. This means, among other things:

         (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

         (2) If Guarantor forecloses on any real property collateral pledged by
Borrower:

                  (A) The amount of debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                  (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.


This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

         The foregoing waivers shall be incorporated in the Guaranty by reference and made a part hereof.

Dated: As of November 1, 1996               KLEINERT INDUSTRIES, INC.,
                                            a California corporation

                                            By: _____________________________

                                            Name: __________________________

                                            Title:____________________________

                          NOTE SECURED BY DEED OF TRUST

$2,850,000.00                                       Los Angeles, California
                                                    Dated:  September 6, 1991

         FOR VALUE RECEIVED, the undersigned PARAGON PRECISION PRODUCTS, INC., a California corporation (herein designated as the "Maker"), agrees and promises to pay to the order of FARM BUREAU LIFE INSURANCE COMPANY, a corporation organized and existing under the laws of the State of Iowa, (herein designated as the "COMPANY"), at such place or places as the Company or other holder hereof may from time to time designate in writing, the principal sum of Two Million Eight Hundred Fifty Thousand Dollars ($2,850,000.00) and to pay interest on the balance thereof from time to time remaining unpaid from Oct. 16, 1991, until maturity at the rate of ten and one eighth percent (10.125%) per annum, payable monthly, both principal and interest being payable as follows: Accrued interest from the date loan proceeds are funded by Company to and including October 31, 1991 shall be due and payable on the first day of November, 1991. Thereafter, principal and interest in the amount of Twenty-Six Thousand One Hundred Fifty Dollars ($26,150.00) shall be due and payable on the first day of December, 1991, and on the first day of each and every succeeding month thereafter up to and including the first day of October, 1996, and a final installment covering the entire principal balance and interest accrued thereon shall be due and payable on the first day of November, 1996 (the "Initial Maturity Date").

         Each of the said monthly installments shall be applied first, to the payment of the interest then accrued and due on the unpaid principal balance and the remainder of each installment shall be applied to the reduction of the unpaid principal except that if any advance made by the Company or other holder hereof under the terms of any instrument securing this Note has not been repaid, any monies received, at the option of Company or other holder hereof, may first be applied to repay such advances and interest thereon and the balance, if any, applied on account of any installments then due.

         Maker may request a five (5) year extension ("Extended Term") of the term of this Note by delivering a written notice to such effect to Company no less than sixty (60) days prior to the Initial Maturity Date. Company may deny such request if Maker, at the time of such request or at the Initial Maturity Date, is in default or subject to any delinquency in the performance of the terms of this Note or the Deed of Trust or other instruments given as security for this Note or if Maker's record of payment of its monetary obligations hereunder and under the Deed of Trust is unsatisfactory in Company's sole and absolute discretion or if the loan does not meet the same physical standards and underwriting guidelines used in granting the initial loan. Absent any such grounds for denying Maker's request for a five (5) year extension of this Note, Company shall provide Maker with written notice of a per annum interest rate (the "Quote Rate") for the extended term of the Note based on Company's then current five (5) year U.S. commercial mortgage rate for loans of similar type and size as the then outstanding principal balance of this Note. Company shall provide Maker with written notice of the Quote Rate on or before the date which is the later of thirty (30) days following receipt of Maker's written request for such extension or thirty (30) days prior to the Initial Maturity Date. Following receipt of Company's notification of the Quote Rate and prior to the Initial Maturity Date, Maker shall deliver written notice to Company confirming to the Company that Maker either accepts or rejects the Quote Rate. If Maker rejects the Quote Rate or fails to indicate acceptance or rejection prior to the Initial Maturity Date, a final installment of all principal and accrued interest shall be due and payable within sixty (60) days after the Initial Maturity Date. Interest from the Initial Maturity Date to and including the date the loan is paid in full shall accrue and be payable at the Quote Rate. If Maker accepts the Quote Rate, on the Initial Maturity Date, Maker shall pay a regular monthly installment of principal and interest on the outstanding principal amount of this Note as of such date. Thereafter, Maker shall pay on the first day of November, 1996, and on the first day of each and every succeeding month thereafter up to and including the first day of September, 2001, an amount which, as of the Initial Maturity Date, is necessary to pay the then outstanding principal amount and all interest thereon at the Quote Rate in equal monthly installments over a twenty (20)-year period. A final installment covering the entire outstanding principal balance and interest accrued thereon at the Quote Rate shall be due and payable on the first day of October, 2001 ("Extended Maturity Date").

         As conditions to granting the extension of the loan term set forth above, Maker shall provide Company with the following on or before the Initial Maturity Date: (i) an executed agreement in recordable form modifying this Note and the Deed of Trust to incorporate the interest rate, monthly payment and Extended Maturity Date, (ii) a title endorsement insuring that the lien of the Deed of Trust remains unchanged after recordation of the modification agreement and (iii) the reasonable cost of documenting the modification including title charges and legal fees.

         Unless otherwise noted in writing by Company, Maker shall make all monthly payments by wire transfer of funds to the following account and containing the following descriptive information:

         Chase Manhattan Bank
         New York, New York
         ABA No. 021000021
         For the account of: Farm Bureau Life Insurance Company
         Account No. 910-1-029396

         All sums due under this Note and the Deed of Trust With Assignment of Rents and Fixture Filings ("Deed of Trust") securing same are payable at the place or places as above stated in legal tender of the United States of America current on the dates such sums or payments are respectively due. Any remittances by check or draft shall be credited on the date of receipt subject to the condition that such check or draft may be handled for collection in accordance with the practice of the collecting bank or banks and any receipt issued therefor shall be void unless the amount due is actually received by the Company or other holder hereof. Interest shall be computed on a 360-day year.

         If any installment payment herein provided for, or any part thereof, or the principal balance at maturity, is not paid when due, each and every such defaulted installment, or part thereof, shall bear simple interest at the rate of five percent (5%) per annum in excess of the then current interest rate of this Note ("Default Rate") from its due date until date of payment.

         During the existence of any default or delinquency under the terms of this Note or under the terms of the Deed of Trust or any other instruments given as a security for and which secure this Note, the Company or other holder hereof is hereby expressly authorized to apply all payments made on this Note to the payment of such part of any delinquency as it may elect.

         Time is of the essence hereof and it is expressly agreed that if Maker shall fail to make any payment under this Note when due, or if an Event of Default shall occur in the performance of any of the terms, agreements, covenants or conditions contained in the Deed of Trust,'Absolute Assignment of Leases and Rents, Security Agreement or any of the loan documents of even date herewith and made in connection with this Note (the "Loan Documents"), then this Note shall be in default and at any time thereafter during the continuance of any such default, the entire unpaid principal balance of this Note together with any interest accrued thereon, shall, at the election of the Company or other holder hereof, and without notice of such election and without demand or presentment, become immediately due and payable at the place of payment aforesaid, anything contained herein or in the Loan Documents to the contrary notwithstanding, and the principal balance together with any interest accrued thereon, so accelerated and declared due as aforesaid, shall thereafter bear simple interest at the Default Rate until paid.

         If any default or Event of Default shall occur at hereinabove set forth, the failure of the Company or other holder hereof promptly to exercise its right to declare the indebtedness remaining unpaid hereunder to be immediately due and payable or the acceptance of one or more installments from any person thereafter, shall not constitute a waiver of such right while any default continues nor a waiver of such right in connection with any future default.

         The Deed of Trust contains provisions which restrict the right to transfer or further encumber the property described in said Deed of Trust and which also restrict the rights of Maker to transfer partnership interests in Maker (if Maker is a partnership) or shares of stock in Maker (if Maker is a corporation).

         Maker hereby waives diligence, demand, presentment for payment, and notice of whatever kind or nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this Note as Company may in its sole discretion grant from time to time, to the release of all or any part of the security for the payment hereof and to the release of any party liable for repayment of the obligations hereunder. Maker further waives exhaustion of legal remedies and the right to plead any and all statutes of limitations as a defense to any demand on this Note, or to any agreement to pay the same, or to any demands secured by the Deed of Trust, or any other security for this Note.

If more than one person or entity is executing this Note then all of the obligations herein contained shall be considered the joint and several obligations of each of the undersigned.

         This Note shall be governed by the laws of the State of California, except to the extent that Federal laws may preempt the laws of the State of California.

         In the event that this Note is placed in the hands of an attorney at law for collection after maturity or upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this Note is placed in the hands of an attorney at law to enforce any of the rights or the agreements contained herein or in the Loan Documents, Maker shall pay all costs of collecting or attempting to collect this Note or protecting or enforcing such rights, including, without limitation, reasonable attorneys' fees, and all such amounts shall be deemed to be secured by the Loan Documents.

         This Note and each of the Loan Documents are subject to the limitation that in no event shall interest or any other amount paid or agreed to be paid to Company for the use, forbearance or detention of money to be advanced hereunder or pursuant to the Loan Documents exceed the highest lawful rate permissible under applicable usury laws. If fulfillment of any provision hereof or of the Loan Documents shall be deemed by a court of competent and final jurisdiction to violate any applicable usury restrictions then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and any amount received in excess of such limit shall be applied to reduce the unpaid principal balance hereof and not to the payment of interest. Notwithstanding the foregoing, Maker acknowledges that the Loan has been made or arranged for by Pathfinder Mortgage Corporation, a licensed real estate broker by the State of California, and is intended to be exempt from the provisions of California usury law.

         If Maker shall fail to make any payment of interest or principal or payment for impounds for insurance premiums and taxes if required pursuant to
Section 5.03 of the Deed of Trust on the date such is due and payable, a late charge by way of damages shall be immediately due and payable and the same shall be deemed to be evidenced by this Note and secured by the Deed of Trust. Maker recognizes that default by Maker in making the payments herein agreed to be paid when due will result in Company or other holder hereof incurring additional expense in servicing the loan, in loss to Company or other holder hereof of the use of the money due and in frustration to the Company or other holder hereof in meeting its loan commitments. By placing its initials below this paragraph, Maker agrees that, if for any reason Maker fails to pay the amounts due under this Note when due, Company or other holder hereof shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages. Maker therefore agrees that a sum equal to five cents ($.05) for each one dollar ($1.00) of each payment in arrears is a reasonable estimate of said damages to Company or other holder hereof which sum Maker agrees to pay on demand. No failure of Company to insist upon the strict performance of Maker to pay the late payment charges shall constitute a waiver by Company of its right to enforce the provisions of this paragraph in any instance thereafter occurring nor shall the acceptance of late payment charges be deemed to extend the time of payment of any interest or principal payable hereunder.

                                 /s/ LRS /s/ JEH
                             ----------------------
                                    Initials

         The loan shall be closed to prepayment for the first three (3) years after the first day of November, 1991. Thereafter upon giving Company thirty
(30) days prior written notice, Maker may make on any installment payment date full (but not partial) prepayment of the principal amount due by paying, in addition to such principal amount and interest accrued thereon and all other fees, costs, and charges, a prepayment premium ("Premium") of the greater of one percent (1%) of the then outstanding principal balance or the sum of one-half percent (.5%) of the outstanding loan balance plus:

         (a) the product obtained by multiplying:

                    (i) the difference obtained by subtracting from the interest rate on the Note the yield-to-maturity percentage on a eight 8% U.S. Treasury Bill with a maturity date of October, 1996 (or a similar issue if this one is not traded) as such yield rate is reported in "The Wall Street Journal" (or if The Wall Street Journal is no longer published, some other daily financial publication of national circulation) on the fifth business day preceding the prepayment date; times

                   (ii) the number of years and fraction thereof remaining between the prepayment date and the scheduled maturity date; times

                  (iii)    the unpaid principal balance; divided by

                   (iv) one minus Company's anticipated tax rate for the year in which the prepayment is made.

         Maker shall, however, have the option of prepayment in full during the final one hundred twenty (120) days before the Initial Maturity Date without Premium.

         The loan shall be closed to prepayment during the first three (3) years of the Extended Term. However, during the last two (2) years of the Extended

Term, upon giving the Company thirty (30) days prior written notice, Maker may make on any installment payment date full (but not partial) prepayment of the principal amount due by paying, in addition to such principal amount and interest accrued thereon and all other fees, costs, and charges, a prepayment premium ("Extended Term Premium") of the greater of one percent (1%) of the then outstanding principal balance or the sum of one-half percent (.5%) of the outstanding loan balance plus:

         (a) the product obtained by multiplying:

                    (i) yield-to-maturity percentage on a U.S. Treasury Bill with a similar maturity date to this Note (or a similar issue if this one is not traded) as such yield rate is reported in "The Wall Street Journal" (or if The Wall Street Journal is no longer published, some other daily financial publication of national circulation) on the fifth business day preceding the prepayment date; times

                   (ii) the number of years and fraction thereof remaining between the prepayment date and the scheduled maturity date; times

                  (iii)    the unpaid principal balance; divided by

                   (iv) one minus Company's anticipated tax rate for the year in which the prepayment is made.

         Maker shall, however, have the option of prepayment in full during the final ninety (90) days of the Extended Term without paying the Extended Term Premium.

         By initialing immediately following this paragraph, Maker expressly agrees that in the event of an acceleration of the maturity of this Note as a result of any event of default, including without limitation, any acceleration upon the transfer of any interest in the "Subject Property" (as defined in the Deed of Trust), a tender by Maker or by anyone on behalf of Maker of payment of the amount necessary to satisfy the indebtedness evidenced hereby made at any time prior to or at a foreclosure sale or a sale under the power of sale contained in the Deed of Trust shall constitute an evasion of the prepayment terms hereof and shall be deemed to be a voluntary prepayment hereunder. Therefore, with any such payment, Maker shall pay a prepayment premium in an amount equal to the Premium which would be due by applying the formula set forth in the preceding paragraphs for voluntary prepayments. Maker expressly waives the provisions of any present or future statute or law which prohibits or may prohibit the collection of the foregoing prepayment premium in connection with any such acceleration, including without limitation, California Civil Code
Section 2954.10.



                                 /s/ LRS /s/ JEH
                              ---------------------
                                    Initials

         Company shall apply any such prepayment against the applicable prepayment premium, if any, and then against the unpaid principal amounts due hereunder.

         This Note is given for a loan of Two Million Eight Hundred Fifty Thousand Dollars ($2,850,000.00) secured by a Deed of Trust to Continental Lawyers Title Company, as Trustee, bearing even date herewith, and encumbering property located at 26150 West Technology Drive, Santa Clarita, California.

         This Note is to be construed in accordance with the laws of the State of California. In case any one or more of the provisions of this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If any one or more of the provisions contained in this Note shall for any reason be held to be excessive as to amount, time, duration, scope, activity, or subject, such provision shall be construed by limiting and reducing it so as to make such provision unenforceable to the extent compatible with the then existing applicable law.

                              "MAKER"

                              PARAGON PRECISION
                              PRODUCTS, INC., a
                              California corporate

                              By: /s/ Lawrence R. Smith
                                 ----------------------------------------
                                       Its:        President
                                           ------------------------------

                              By: /s/ J E Hodge
                                 ----------------------------------------
                                       Its:        Secretary/Treasurer
                                           ------------------------------